UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 8, 2004 (September 1, 2004)
Date of Report (Date of earliest event reported)

Mitcham Industries, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-25142	76-0210849
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas 77342

(Address of principal executive offices) (Zip Code)

936-291-2277

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
Form of Restricted Stock Agreement
Form of Nonqualified Stock Option Agreement
Amended and Restated 1998 Stock Awards Plan
Form of Incentive Stock Option Agreement
Form of Phantom Stock Award Agreement
Form of Stock Appreciation Rights Agreement
Form of Incentive Stock Option Agreement
Form of Nonqualified Stock Option Agreement

Item 1.01 Entry into Material Definitive Agreement.

     On September 1, 2004, Mitcham Industries, Inc. (the “Company”) issued to each of its nonemployee directors (i) shares of common stock of the Company, subject to a one-year vesting requirement (the “Restricted Shares”) in the following amounts: Peter H. Blum (8,000), Robert P. Capps (4,000), R. Dean Lewis (4,000) and John F. Schwalbe (4,000) (each such recipient, a “Nonemployee Director”) and (ii) options to purchase shares of common stock of the Company at an exercise price of $4.75, which options are subject to a one-year vesting requirement and expire on September 1, 2014 (the “Options”) in the following amounts: Peter H. Blum (50,000), Robert P. Capps (25,000), R. Dean Lewis (25,000) and John F. Schwalbe (25,000). The Restricted Shares were granted pursuant to Restricted Stock Agreements, dated September 1, 2004, between the Company and each Nonemployee Director. The Options were granted pursuant to Nonqualified Stock Option Agreements, dated September 1, 2004, between the Company and each Nonemployee Director. The forms of Restricted Stock Agreement and Nonqualified Stock Option Agreement are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K. In addition, the Company has also filed certain of its other management compensatory plans or agreements as exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed as a part of this report:

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement (1998 Plan).

10.2	Form of Nonqualified Stock Option Agreement (1998 Plan).

10.3	Amended and Restated 1998 Stock Awards Plan.

10.4	Form of Incentive Stock Option Agreement (1998 Plan).

10.5	Form of Phantom Stock Award Agreement (1998 Plan).

10.6	Form of Stock Appreciation Rights Agreement (1998 Plan).

10.7	Form of Incentive Stock Option Agreement (2000 Plan).

10.8	Form of Nonqualified Stock Option Agreement (2000 Plan).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITCHAM INDUSTRIES, INC.

Date: September 8, 2004	By:	/s/ Christopher C. Siffert
Christopher C. Siffert
Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement (1998 Plan).

10.2	Form of Nonqualified Stock Option Agreement (1998 Plan).

10.3	Amended and Restated 1998 Stock Awards Plan.

10.4	Form of Incentive Stock Option Agreement (1998 Plan).

10.5	Form of Phantom Stock Award Agreement (1998 Plan).

10.6	Form of Stock Appreciation Rights Agreement (1998 Plan).

10.7	Form of Incentive Stock Option Agreement (2000 Plan).

10.8	Form of Nonqualified Stock Option Agreement (2000 Plan).